Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2019
Other Liabilities Disclosure [Abstract]
Schedule of Other Liabilities

(in millions)	2019	2018
Employee future benefits (Note 26)	$832	$741
AROs (Note 3)	148	111
Stock-based compensation plans (Note 22)	83	56
Customer and other deposits	70	57
Fair value of derivatives (Note 28)	68	30
Manufactured gas plant site remediation (i)	48	32
Mine reclamation obligations (ii)	43	40
Operating leases	38	—
Finance obligations (iii)	38	—
Deferred compensation plan (Note 10)	33	29
Other	45	42
	$1,446	$1,138

(i)
Environmental regulations require Central Hudson to investigate sites at which the Company or its predecessors once owned and/or operated manufactured gas plants and, if necessary, remediate those sites. Costs are accrued based on the amounts that can be reasonably estimated. As at December 31, 2019, an obligation of $74 million (US$57 million) was recognized, including a current portion of $26 million (US$20 million) recognized in accounts payable and other current liabilities (Note 14). Central Hudson has notified its insurers that it intends to seek reimbursement where insurance coverage exists. Differences between actual costs and the associated rate allowances are deferred as a regulatory asset for future recovery (Note 9).

(ii)
TEP pays ongoing reclamation costs related to two coal mines that supply generating facilities in which it has an ownership interest but does not operate. Costs are deferred as a regulatory asset and recovered from customers as permitted by the regulator. TEP's share of the reclamation costs is estimated to be $74 million (US$57 million) upon expiry of the coal agreements between 2022 and 2031. The present value of the estimated future liability is shown in the table above.

(iii)
Between 2000 and 2005 FortisBC Energy entered into arrangements whereby certain natural gas distribution assets were leased to certain municipalities and then leased back by FortisBC Energy. These assets are integral equipment to real estate assets and the transactions have been accounted for as finance transactions, with the proceeds thereof recognized as finance obligations. Lease payments, net of the portion recognized as interest expense, reduce the finance obligations. The finance obligations have implicit interest rates ranging from 6.9% to 7.25% and are being repaid over an initial 35-year period with an early termination option after 17 years. If the Company exercises this option, it would pay the municipality an early termination payment equal to the carrying value of the obligation at termination. In November 2019 and October 2018, FortisBC Energy exercised early termination payment options in the amount of $12 million and $27 million, respectively, on two of these arrangements.